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                        VANGUARD(R) DIVIDEND GROWTH FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2005

FUND MANAGER CHANGE
Effective February 1, 2006, Donald J. Kilbride has assumed the role of Portfolio Manager for the Fund. The Fund's investment objective, strategies, policies, and risks remain unchanged.

In the prospectus, the Plain Talk sidebar titled "The Fund's Portfolio Manager" is replaced with the following:

The manager primarily responsible for the day-to-day management of the Fund is:

DONALD J. KILBRIDE, Vice President of Wellington Management and Equity Portfolio Manager. He has worked in investment management since 1996; has been with Wellington Management since 2002; and has managed the Fund since 2006.
Education: B.A., College of the Holy Cross; M.B.A., University of North Carolina, Kenan-Flagler Business School.






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